                                                                    Exhibit 10.7


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                          First Midwest Bancorp, Inc.




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                          Nonqualified Retirement Plan

                                 Plan Document

                            As Amended and Restated

                        Effective as of January 1, 1998

                          Nonqualified Retirement Plan
                                 Plan Document
                               Table of Contents

                                                                          Page #
                                                                          ------
ARTICLE 1.................................................................     1
        1.1   Purpose.....................................................     1
        1.2   Effective Date                                                   2
        1.3   No Funding Required; Establishment of Nonqualified Trust....     2

ARTICLE 2.................................................................     2
        2.1   Retirement Committee........................................     2
        2.2   Authority of Committee......................................     3

ARTICLE 3.................................................................     3
        3.1   Amendment to Conform with Law...............................     3
        3.2   Other Amendments and Termination............................     3
        3.3   Manner and Form of Amendment or Termination.................     5
        3.4   Notice of Amendment or Termination..........................     5

ARTICLE 4.................................................................     5
        4.1   No Right to Employment, etc.................................     5
        4.2   Successors and Assigns......................................     5
        4.3   Inalienability..............................................     5
        4.4   Incompetency................................................     5
        4.5   Controlling Law.............................................     6
        4.6   Severability................................................     6
        4.7   Limitations on Provisions...................................     6
        4.8   Tax Withholding.............................................     6
        4.9   Gender and Number...........................................     6

ARTICLE 5.................................................................     6
        5.1   Application for Benefits and Review Procedures..............     6

ARTICLE 6.................................................................     7
        6.1   Effect of Change in Control.................................     7

PART A-Nonqualified Pension Plan..........................................     8
        A.1   Participation...............................................     8
        A.2   Beneficiary.................................................     8

        A.3   Section 415/401(a)(17) Benefit..............................     9
        A.4   Deferred Compensation Benefit...............................     9
        A.5   Payment.....................................................    10
        A.6   Vesting.....................................................    11
        A.7   Distribution of Accrued Benefit.............................    11
        A.8   Earnings Credit.............................................    12

PART B-Nonqualified Savings and Profit Sharing Plan.......................    13
        B.1   Definitions.................................................    13
        B.2   Participation...............................................    15
        B.3   Treatment of Excess Savings Contributions and
              Supplemental Savings Contributions..........................    16
        B.4   Treatment of Excess Profit Sharing Contributions............    17
        B.5   Earnings Credit.............................................    17
        B.6   Loans Prohibited............................................    17
        B.7   Vesting.....................................................    17
        B.8   Savings and Profit Sharing Plan Percentage of Pay Changes...    18
        B.9   Distribution at Retirement or Termination...................    18
        B.10  Distribution of Amounts Attributable to Excess
              Profit Sharing Contributions................................    18

PART C-Nonqualified ESOP..................................................    21
        C.1   Definitions.................................................    21
        C.2   Participation...............................................    21
        C.3   Treatment of Excess ESOP Contributions......................    22
        C.4   Earnings Credit.............................................    22
        C.5   Vesting.....................................................    22
        C.6   Distribution at Retirement or Termination...................    22
        C.7   Distribution of Amounts Reserved............................    23

                          FIRST MIDWEST BANCORP, INC.
                NONQUALIFIED PENSION PLAN, NONQUALIFIED SAVINGS
                          AND PROFIT SHARING PLAN AND
                   NONQUALIFIED EMPLOYEE STOCK OWNERSHIP PLAN
                   ------------------------------------------


                                   ARTICLE 1

1.1  Purpose.

     It is the intention of First Midwest Bancorp, Inc. (the "Company") to maintain certain levels of retirement benefits for employees of the Company and its subsidiaries who are entitled to benefits under the First Midwest Bancorp Consolidated Pension Plan, as may from time to time be amended (the "Pension Plan"), the First Midwest Bancorp Savings and Profit Sharing Plan, as may from time to time be amended (the "Savings Plan") and the First Midwest Bancorp Employee Stock Ownership Plan, as may from time to time be amended (the "ESOP"). Accordingly, the Company hereby establishes:

          (a) The First Midwest Bancorp Nonqualified Pension Plan (the "Nonqualified Pension Plan") as Part A hereof to provide benefits to eligible employees in a manner so as to maintain the level of total retirement benefits which would be payable under the Pension Plan but for certain limitations imposed under Section 401(a)(17) and/or Section 415 of the Internal Revenue Code of 1986 (the "Code") and such employee's participation in the First Midwest Bancorp Nonqualified Savings and Profit Sharing Plan.

          (b) The First Midwest Bancorp Nonqualified Savings and Profit Sharing Plan (the "Nonqualified Savings Plan") as Part B hereof to provide benefits to eligible employees in a manner so as to maintain the level of deferred compensation and profit sharing benefits which would be payable under the Savings Plan but for certain limitations imposed under Code Section 402(g), 401(a)(17) and/or 415 and such employee's participation in the Nonqualified Savings Plan, as well as to enable certain eligible employees to elect beginning January 1, 1998, to have a greater percentage of base salary or bonus compensation deferred under the Plan; and

          (c) The First Midwest Bancorp Nonqualified ESOP (the "Nonqualified ESOP") as Part C hereof to provide benefits to eligible employees in a manner so as to maintain the level of total ESOP benefits which would be payable under the ESOP but for certain limitations imposed under Code
     Section 401(a)(17) and/or 415 and such employee's participation in the Nonqualified Savings Plan.

For purposes hereof, the term "Nonqualified Plan" shall mean this Plan and the Nonqualified Pension Plan, Nonqualified Savings Plan and Nonqualified ESOP which are a part hereof.

1.2  Effective Date.

     The Nonqualified Plan, as amended and restated herein, is effective as of January 1, 1998.

1.3  No Funding Required; Establishment of Nonqualified Trust.

     The Nonqualified Plan is intended to be an unfunded plan of deferred compensation described in Section 201(2) of the Employee Retirement Income Act of 1974, as amended ("ERISA") and except to the extent provided otherwise by the Committee, the Company shall not be required to establish any fund or set aside any monies for the payment of benefits hereunder. The Committee shall, in its sole discretion, have the authority to direct the deposit of assets equal in value to all or any portion of any benefit accrued hereunder into a grantor trust to assist the Company in discharging its obligations under the Nonqualified Plan, or to direct the payment of such assets to the Participant or Beneficiary. Any such grantor trust which may be established at the direction of the Committee and pursuant to which the Participant or Beneficiary has the ability to direct the Trustee thereof with respect to the investment of the grantor trust assets attributable to the Participant's or Beneficiary's accrued benefit shall be referred to in this Plan as a "Nonqualified Trust." Such ability to direct the investment of the assets of the Nonqualified Trust shall be exercised by the Participants or Beneficiaries in such manner and to such extent as the Committee shall from time to time determine, which ability shall be subject to such limitations and restrictions as the Committee in its sole discretion may require. The Committee shall also have authority to increase the amount of any such benefit so deposited or paid as the Committee may, in its sole discretion, deem necessary or appropriate to maintain the value of such benefit after taking into account taxes imposed on the Participant or Beneficiary as a result of such deposit or payment.

                                   ARTICLE 2

2.1  Retirement Committee.

     The Company hereby delegates authority to administer the Nonqualified Plan to the Human Resources Committee of the Board of Directors of the Company (the "Committee"). Any action by the Committee shall be evidenced by a written document, certified by the Secretary of the Committee. References to the Company's authority, right, or power to act contained in any notice, disclosure, or communication which is made with a view toward effectuating the purposes of this Nonqualified Plan shall be construed to include such actions by the Committee on the Company's behalf and such actions by others to whom the Committee has delegated its authority.

2.2  Authority of Committee.

     The Committee shall have authority to control and manage the operation and administration of the Nonqualified Plan, including the authority and discretion to construe and interpret the Nonqualified Plan, decide all questions of eligibility for and the amount, manner and time of payment of Benefits hereunder and such other rights and powers necessary or convenient to the carrying out of its functions hereunder. The Committee may delegate its administrative authority with respect to the Nonqualified Plan to the Company's Retirement and Benefit Plans Administration Committee. To the extent the Committee delegates such administrative authority, references herein to the "Committee" shall be included to mean references to such Retirement and Benefit Plans Administration Committee. The authority and responsibilities of the Committee shall be coextensive with the authority and responsibilities of the Plan Administrator under the Pension Plan.

                                   ARTICLE 3

3.1  Amendment to Conform with Law.

     The Company may by amendment make such changes in, additions to, and substitutions in the provisions of this Nonqualified Plan, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Nonqualified Plan to any present or future law relating to plans of this or a similar nature, and to the administrative regulations and rulings promulgated thereunder.

3.2  Other Amendments and Termination.

     The Company may amend or terminate this Nonqualified Plan at any time, without the consent of any Participant or Beneficiary. Notwithstanding the foregoing, this Nonqualified Plan shall not be amended or terminated so as to reduce or cancel the benefits which have accrued to a Participant or Beneficiary prior to the later of the date of adoption of the amendment or termination or the effective date thereof, and in the event of such amendment or termination, any such accrued benefit hereunder shall not be reduced or canceled. Notwithstanding the preceding provisions of this Section 3.2, this Nonqualified Plan shall not within two years following a Change in Control (as defined below) be terminated or amended to diminish the accrual of benefits or reduce the amount of benefits payable hereunder. For purposes of this Nonqualified Plan, a "Change in Control" shall mean any of the following events:

          (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Act of 1934, as amended), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary, or (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 10% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), provided, however, that the following shall not constitute a Change in Control: (A) such person becomes the beneficial owner of 10% or more of the Voting Stock as the result of the acquisition of such stock directly from the Company, or (B) such person becomes the beneficial owner of 10% or more of the Voting Stock as a result of the decrease in the number o outstanding shares caused by the repurchase of shares by the Company, provided, further, that in the event a person described in clause
     (A) or (B) shall thereafter increase (other than in circumstances described in clause (A) or (B)) beneficial ownership of stock representing more that 1% of the Voting Stock, such person shall then be deemed to be a beneficial owner of 10% or more of the Voting Stock for purposes of this paragraph
     (a), provided that such person continues to beneficially own 10% or more of the Voting Stock after such subsequent increase in beneficial ownership, or

          (b) During any period of two consecutive years, individuals, who at the beginning of such period, constitute the Board of Directors of the Company, and any new director, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Incumbent Directors"), cease for any reason to constitute a majority thereof, or

          (c) The stockholders of the Company approve, or if such approval is not necessary or required, the consummation of, a reorganization, merger or consolidation, the sale or other disposition of all or substantially all of the assets, or a similar transaction or series of transactions involving the Company (a "Business Combination") in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from the Business Combination

     (including, without limitation, a corporation which as a result of the Business Combination owns the Company or all or substantially all of the Company's assets either directly or through ne or more subsidiaries), in substantially the same proportions as their ownership, immediately prior to the Business Combination of the Voting Stock of the Company, and (2) at least a majority of the members of the board of directors of the Company or such corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Incumbent Board, providing for such Business Combination; or

          (d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

The Committee shall have final authority to determine the exact date on which a change in control has been deemed to have occurred under (a), (b), (c) and (d) above.

3.3  Manner and Form of Amendment or Termination.

     Any amendment or termination of this Nonqualified Plan by the Company shall be made only by action of the Board of Directors of the Company or any officer of the Board of Directors of the Company or any officer of the Company duly authorized by the Board of Directors. Certification of any amendment or termination of this Nonqualified Plan shall be furnished to the Committee by the Company.

3.4  Notice of Amendment or Termination.

     The Committee shall notify Participants or Beneficiaries who are affected by any amendment or termination of this Nonqualified Plan within a reasonable time thereof.

                                   ARTICLE 4

4.1  No Right to Employment, etc.

     Neither the creation of this Nonqualified Plan nor anything contained herein shall be construed as giving any Participant hereunder or other employees of the Company or any subsidiary any right to remain in the employ of the Company or any subsidiary.

4.2  Successors and Assigns.

     All rights and obligations of this Nonqualified Plan shall inure to, and be binding upon the successors and assigns of the Company.

4.3  Inalienability.

     Except so far as may be contrary to the laws of any state having jurisdiction in the premises, a Participant or Beneficiary shall have no right to assign, transfer, hypothecate, encumber, commute or anticipate his interest in any payments under this Nonqualified Plan and such payments shall not in any way be subject to any legal process to levy upon or attach the same for payment of any claim against any Participant or Beneficiary.

4.4  Incompetency.

     If any Participant or Beneficiary is, in the opinion of the Committee, legally incapable of giving a valid receipt and discharge for any payment, the Committee may, at its option, direct that such payment or any part thereof be made to such person or persons who in the opinion of the Committee are caring for and supporting such Participant or Beneficiary, unless it has received due notice of claim from a duly appointed guardian or conservator of the estate of the Participant or Beneficiary. A payment so made will be a complete discharge of the obligations under this Nonqualified Plan to the extent of and as to that payment, and neither the Committee nor the Company will have any obligation regarding the application of the payment.

4.5  Controlling Law.

     To the extent not preempted by the laws of the United States of America, the laws of the State of Illinois shall be the controlling state law in all matters relating to this Nonqualified Plan.

4.6  Severability.

     If any provisions of this Nonqualified Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Nonqualified Plan, but this Nonqualified Plan shall be construed and enforced as if the illegal and invalid provisions had never been included herein.

4.7  Limitations on Provisions.

     The provisions of this Nonqualified Plan and any Benefits shall be limited as described herein. Any benefit payable under the Pension Plan, Savings Plan, or ESOP shall be paid solely in accordance with the terms and provisions of the Pension Plan, Savings Plan, or ESOP, as appropriate, and nothing in this Nonqualified Plan shall operate or be construed in any way to modify, amend, or affect the terms and provisions of the Pension Plan, Savings Plan or ESOP.

4.8  Tax Withholding.

     The payment of any benefit under this Nonqualified Plan shall be subject to satisfaction of any applicable federal, state or local income or other withholding requirements.


4.9  Gender and Number.

     Whenever the context requires or permits, the gender and number of words shall be interchangeable.

                                   ARTICLE 5

5.1  Application for Benefits and Review Procedures.

     The claims procedure set forth in the Pension Plan shall apply to any claim for benefits under this Nonqualified Plan. The "Plan Administrator" for purposes of applying such claims procedure to this Nonqualified Plan shall be the Committee.

                                   ARTICLE 6

6.1  Effect of Change in Control.

     In addition to the limitations set forth in Section 3.2 upon the amendment and termination of the Plan following a Change in Control (as defined in Section 3.2), all benefits accrued under the Plan as of the date of a Change in Control shall become fully (i.e., 100%) and irrevocably vested as of the date of the Change of Control and shall become distributable to the Participants (and Beneficiaries) in accordance with the terms of the Plan as in effect as of the date of the Change in Control.

                          FIRST MIDWEST BANCORP, INC.
                NONQUALIFIED PENSION PLAN, NONQUALIFIED SAVINGS
                          AND PROFIT SHARING PLAN AND
                   NONQUALIFIED EMPLOYEE STOCK OWNERSHIP PLAN
                   ------------------------------------------


                                     PART A

                           Nonqualified Pension Plan
                           -------------------------

A.1  Participation.

     An employee of the Company or any of its subsidiaries who would, upon retirement or other termination of employment, be entitled to a benefit under the Pension Plan:

     (a) the amount of which is reduced by reason of the application of the limitations imposed by Code Section 415 upon the amount of benefits which may be paid under the Pension Plan and/or by Code Section 401(a)(17) on the amount of compensation which may be taken into account in determining the amount of such benefits shall be entitled to a benefit under Section A.3 of this Nonqualified Pension Plan; and/or

     (b) the amount of which is reduced by reason of the employee's election to participate in the Nonqualified Savings Plan shall be entitled to a benefit under Section A.4 of this Nonqualified Pension Plan; and/or

     (c) the amount of which does not reflect the crediting of the period of employment prior to the date the employee first became eligible to participate in the Pension Plan as a benefit service for purposes of determining the amount of such benefits shall, if recommended by the Company's Retirement and Benefit Plans Administration Committee and approved by the Committee in connection with the employee's commencement of employment with the Company or another Employer, be entitled to a benefit under Section A.4 of this Nonqualified Pension Plan.

A.2  Beneficiary.

     A Beneficiary who would, upon the Participant's death prior to receipt of any benefits under the Pension Plan or this Nonqualified Pension Plan, be entitled to a benefit under the Pension Plan:

     (a) the amount of which is reduced by reason of the application of the limitations imposed by Code Section 415 upon the amount of benefits which may be paid under the Retirement Plan and/or by Code Section 401(a)(17) on the amount of compensation which may be taken into account in determining the amount of such benefits shall be entitled to a Benefit under Section A.3 of this Nonqualified Pension Plan; and/or

     (b) the amount of which is reduced by reason of the Participant's election to participate in the Nonqualified Savings Plan shall be entitled to a benefit under Section A.4 of this Nonqualified Pension Plan; and/or

     (c) the amount of which does not reflect the crediting of the period of employment prior to the date the employee first became eligible to participate in the Pension Plan as a benefit service for purposes of determining the amount of such benefits shall, if recommended by the Company's Retirement and Benefit Plans Administration Committee and approved by the Committee in connection with the employee's commencement of employment with the Company or another Employer, be entitled to a benefit under Section A.4 of this Nonqualified Pension Plan.

A.3  Section 415/401(a)(17) Benefit.

     The benefit under this Section A.3 to which a Participant or Beneficiary shall be entitled shall be an amount equal to the excess, if any, of the amount described in paragraph (a) of this Section A.3 over the amount described in paragraph (b) of this Section A.3:

     (a) The amount of benefit to which he would be entitled under the Pension Plan if such benefit were computed without giving any effect to the limitations imposed by Code Section 415 or by Code Section 401(a)(17).

     (b) The amount of benefit to which he is entitled under the Pension Plan.

The amount so determined shall be subject to such adjustments as the Committee may from time to time deem appropriate to reflect any changes in the application of the limitations imposed by Code Section 415 and/or Code Section 401(a)(17) with respect to the computation of benefits under the Pension Plan.

A.4  Deferred Compensation Benefit.

     The benefit under this Section A.4 to which a Participant or Beneficiary shall be entitled shall be an amount equal to the excess, if any, of the amount described in paragraph (a) of this Section A.4 over the amount described in paragraph (b) of this Section A.4:

     (a) The aggregate amount of benefit to which the Participant would be entitled under the Pension Plan and under Section A.3 of this Nonqualified Pension Plan if (i) the Participant had not elected to participate in the Nonqualified Savings Plan, and/or (ii) in the case of a Participant or Beneficiary described in paragraph (c) of Section A.1 or A.2, as applicable, any period of such Participant's employment with the Company or its subsidiaries prior to the date the Participant first became a Participant in the Pension Plan was treated as benefit service for purposes of determining the amount of such benefit under the Pension Plan.

     (b) The aggregate amount of benefit to which he is entitled under the Pension Plan and under Section A.3 of this Nonqualified Pension Plan.

A.5  Payment.

     The benefit to which a Participant or Beneficiary may be entitled under this Nonqualified Pension Plan shall be determined solely by reference to the amount, if any, credited to the reserve established and maintained for the benefit of such Participant or Beneficiary under Section A.7 hereof, and such benefit shall be payable in an immediate lump sum to the Participant upon the Participant's retirement or other termination of employment or to the Beneficiary upon the death of the Participant. Amounts reserved for a Participant shall not be paid until a Participant terminates employment with the Company and all subsidiaries, retires, dies or becomes disabled, whichever event shall occur first. The value of the Participant's reserves under this Plan shall be determined as of the Valuation Date next following such termination of employment, retirement, death or disability. Such value shall be paid to him or his beneficiaries in five annual installments commencing on the Payment Date next following such Valuation Date; provided, however, that if a Participant has requested that the value of his reserves be paid in a single sum or in up to ten annual installments, in accordance with such prior written notice requirements as the Committee may adopt in its sole discretion, then the value of his reserves shall be paid in such other manner or time. Notwithstanding the preceding provisions of this Section A.5, a Participant may request from the Committee a different form and commencement date for the payment of the value of his reserves, including, but not limited to an immediate distribution of the value of his reserves in a single sum as promptly as practicable after his termination of employment. The Committee shall have the sole authority to approve such immediate distribution. Any immediate distribution shall be equal to the value of the Participant's reserves as of the last day of the calendar quarter in which the later of the termination of employment or approval of the request occurs and shall be paid as promptly as practicable but in no event later than 45 days after such last day of the calendar quarter. Notwithstanding the foregoing, the Committee, in its sole discretion, shall establish a commencement date for the payment of benefits, the deductibility of which may be limited by Code

Section 162(m), as the earliest Payment Date upon which such limitations would not apply.

A.6  Vesting.

     A Participant's interest in the benefit determined under Section A.3 and/or
A.4 above shall become nonforfeitable at such times and in such percentages as the Participant's benefit under the Pension Plan.

A.7  Distribution of Accrued Benefit.

     (a) Effective with the end of the 1992 Plan Year and each Plan Year thereafter, each Participant hereunder who is employed by the Company or any of its subsidiaries as of the last day of such Plan Year, or whose employment terminated during the Plan Year due to retirement under the Pension Plan, shall, in lieu of any other benefit provided under this Nonqualified Pension Plan, be entitled to receive a lump sum payment equal to the amount by which the Actuarial Equivalent single sum value of the benefit to which the Participant would be entitled under the terms of this Nonqualified Pension Plan as if the Participant's termination of employment occurred on the last day of the Plan Year or such earlier date of retirement (without regard to this Section A.7), reduced by the Actuarial Equivalent single sum value as of such December 31 of payments theretofore made to the Participant or credited to a reserve for the benefit of the Participant pursuant to this Section A.7. Payments to Participants pursuant to this Section A.7(a) shall be made not later than the March 15 following the last day of the Plan Year with respect to which the determination of the payment due is made, or as soon as practicable thereafter.

     (b) Effective with the end of the 1993 Plan Year, the lump sum payment, if any, payable to a Participant pursuant to paragraph (a) above shall not be paid to such Participant as described in said paragraph (a), but shall instead be credited and payable to the Participant or his Beneficiary in accordance with this paragraph (b):

               (1) The amount of the lump sum payment, if any, attributable to the 1993 Plan Year shall be credited to a reserve established on the financial records of the Company in the name of the Participant. Such amount shall be credited to the reserve as of March 31, 1994. This reserve shall be credited with earnings in accordance with Section A.8 below, and payable to the Participant or his Beneficiary at the time and in the manner prescribed by paragraph (a) above.

               (2) The amount of the lump sum payment, if any, attributable to the 1994 Plan Year and each Plan Year thereafter, shall be paid to the Participant in accordance with paragraph (a) above unless the Participant has elected to have such amount credited to the reserve described in subparagraph (1) above. The election to have such amount credited to the reserve shall be made on such form and in such manner as the Committee shall prescribe and shall be filed with the Committee prior to the beginning of the Plan Year to which the amount is attributable. Once made, an election to have the lump sum payment amount credited to the reserve shall remain in effect for subsequent Plan Years unless the election is revoked by the Participant prior to the beginning of the applicable Plan Year. Any such revocation shall be made on the form and in the manner prescribed by the Committee. In the case of a Participant for whom it was not foreseen prior to the beginning of the Plan Year that would become a Participant in this Nonqualified Pension Plan with respect to such Plan Year, the election to have the lump sum payment amount attributable to that Plan Year credited to a reserve may be made by such Participant at such time and in such manner as specified by the Committee, but such election shall in all cases be made prior to the last day of the Plan Year.

     (c) Actuarial Equivalent amounts pursuant to this Section A.7 shall be determined in the same manner as such Actuarial Equivalent single sum value would be determined under the Pension Plan.

A.8  Earnings Credit.

     Effective with the end of the 1993 Plan Year, the Company shall, at the end of each calendar quarter beginning with the second quarter of 1994, credit each reserve established and maintained pursuant to Section A.7 above with earnings pursuant to this Section A.8:

     (a) Prior to the establishment of a Nonqualified Trust, the earnings to be credited to the reserve shall be based upon the balance of the reserve as of the first day of such calendar quarter and an interest rate for the quarter equivalent to the rate which is the average of the prime rate as of the first and last business days of the quarter as reported by The Wall Street Journal (Midwest Edition).

     (b) Upon the establishment of a Nonqualified Trust, the earnings to be credited to the reserve from time to time shall reflect the earnings, losses, appreciation and depreciation on the assets held in the Nonqualified Trust which are attributable to the reserve established for the Participant pursuant to Section A.7 above.

                          FIRST MIDWEST BANCORP, INC.
                NONQUALIFIED PENSION PLAN, NONQUALIFIED SAVINGS
                          AND PROFIT SHARING PLAN AND
                   NONQUALIFIED EMPLOYEE STOCK OWNERSHIP PLAN
                   ------------------------------------------


                                      PART B

                  Nonqualified Savings and Profit Sharing Plan
                  --------------------------------------------

B.1  Definitions.

     Except as defined otherwise herein, all words with initial capitals shall have the same meaning as in the Savings Plan, whether or not such words are capitalized in the Savings Plan.

     (a) "Excess Profit Sharing Contribution" shall mean the amount of Profit Sharing Contribution with respect to a Plan Year which, if contributed by the Company or an Employer would: (i) constitute an Annual Addition in excess of the Section 415 Limitation, (ii) be made with respect to Pay determined without regard to the Compensation Limitation, Excess Savings Contribution or Supplemental Savings Contribution under this Plan, and/or (iii) with respect to a Participant described in paragraph (d)(iv) of Section B.1, be made with respect to Pay attributable to an Eligibility Period which is not otherwise treated as Pay under the Savings Plan.

     (b) "Excess Savings Contribution" shall mean the aggregate amount of the Before-Tax Contributions during a Plan Year (up to 10% of Pay during the Plan Year determined without regard to the Compensation Limitation), and, beginning January 1, 1998, the amount of Employer Matching Contribution which would be made with respect to such Before-Tax Contributions during a Plan Year, which if contributed by a Savings Participant or the Company or an Employer under the Savings Plan would constitute: (i) Annual Additions in excess of the limitations placed on Annual Additions to the Savings Plan by ERISA and Section 415 of the Internal Revenue Code of 1986 ("Code") or any successor thereto (the "Section 415 Limitation"), (ii) contributions in excess of the limitations on the maximum amount of compensation which may be considered Pay in determining the amount which may be contributed to the Savings Plan under Section 401(a)(17) of the Code (the "Compensation Limitation"), (iii) contributions in excess of the limitations on amounts which may be excluded from federal income taxation under Section 402(g) of the Code (the "$10,000 Limitation"), and/or (iv) with respect to Participant described in paragraph (d)(iv) of Section B.1, contributions with respect to Pay attributable to an Eligibility Period which is not otherwise treated as Pay under the Savings Plan.

     (c) "Nonqualified Plan" shall mean the First Midwest Bancorp
Nonqualified Pension Plan, as amended and restated from time to time, or any successor plan thereto.

     (d) "Participant" shall mean an employee of the Company or another Employer whose participation in or contributions on his behalf to the Savings Plan are limited by: (i) the Section 415 Limitation, (ii) the Compensation Limitation, (iii) the $10,000 Limitation, and/or (iv) application of the Eligibility Period under the Savings Plan, provided that this paragraph (d)(iv) shall only apply to the extent recommended by the Company's Retirement and Benefit Plans Administration Committee and approved by the Committee in connection with the employee's commencement of employment with the Company or another Employer, and for whom benefits under this Nonqualified Savings Plan will be accrued.

     (e) "Pay" shall mean Considered Compensation (determined before application of the Compensation Limitation or the amount of Excess Savings Contribution or the amount of Supplemental Savings Contribution, and/or in the case of a Participant described in paragraph (d)(iv) of Section B.1, application of the Eligibility Period) excluding bonuses and any other payments of a similar nature with respect to a Savings Participant and inclusive of bonuses and any other payments of a similar nature with respect to a Profit Sharing Participant and a Supplemental Savings Participant.

     (f) "Payment Date" shall mean March 1 of each calendar year.

     (g) "Profit Sharing Participant" shall mean a Participant with respect to whom Excess Profit Sharing Contributions are made during a Plan Year.

     (h) "Savings Participant" shall mean a Participant in the Savings Plan to the extent of his participation in the Savings Plan.

     (i) "Supplemental Savings Contribution" shall mean the amount of Pay which a Supplemental Savings Participant elects to defer as an additional savings contribution under this Plan.

     (j) "Supplemental Savings Participant" shall mean an employee of the Company or another Employer who has been identified by the Committee as eligible to make Supplemental Savings Contributions and who elects to make such Contributions.

     (k) "Valuation Date" shall mean December 31 of each calendar year.

B.2  Participation.

     (a) Savings Participants. Except as provided below, prior to the beginning of the calendar year in which it is estimated that Excess Savings Contributions would be made to the Savings Plan by or on behalf of a Savings Participant, the Company shall notify the Savings Participant that some or all of his contributions to the Savings Plan, or those made on his behalf, shall cease when such contributions equal the $10,000 Limitation, Section 415 Limitations and/or his Pay equals the Compensation Limitation. The Savings Participant shall have the right to elect in writing to defer receipt of the portion of his Pay that would constitute Excess Savings Contributions to be made to the Savings Plan. If the Savings Participant elects to defer receipt of such portion of his Pay, additions to this Plan shall be made as specified in Section
B.3 hereof. Once made, the election shall remain in effect until revoked or modified by the Savings Participant. The election shall be made in a manner prescribed by the Committee. In the case of Savings Participants for whom it was not foreseen that they would become Savings Participants prior to the year in which they became Savings Participants, the required election shall be made at such time and in such manner as specified by the Committee but such election shall in all such cases be made prior to the payroll period to which the deferral of Pay relates. If a Savings Participant revokes or modifies his election to participate in this Plan, his revocation or modification must be submitted to the Secretary of the Committee in writing prior to the beginning of the month in which the revocation or modification is to take effect. If a Savings Participant revokes his election to participate in this Plan, he may not re-enroll as an active Participant during the remainder of the calendar year in which his revocation becomes effective. Any election by a Savings Participant to re-enroll as an active Savings Participant must be submitted in writing to the Secretary of the Committee prior to the beginning of the calendar year in which he wishes to re-enroll.

     (b) Profit Sharing Participants.  A Participant shall be a Profit
Sharing Participant with respect to any Plan year in which Excess Profit Sharing Contribution arises with respect to such Participant.

     (c) Supplemental Savings Participants. Except as provided below, prior to the beginning of each calendar year beginning with 1998, the Committee shall identify those eligible employees who are eligible to elect to make Supplemental Savings Contributions during such calendar year. Each Supplemental Savings Participant shall have the right to elect in writing to defer receipt of a portion of his Pay, provided that the portion of such Supplemental Savings Contribution which represents deferred base salary shall not, when added to his Excess Savings Contribution for the year, exceed 20% of his base salary for such calendar year, and, provided, further, that the portion of such Supplemental Savings Contribution which represents deferred annual bonus shall not exceed 20% of the annual bonus to be received during such year. If the Supplemental Savings Participant elects to defer receipt of his Pay, additions to this Plan shall be made as specified in Section B.3 hereof. Once made, the election shall remain in effect until revoked or modified by the Supplemental Savings Participant. The election shall be made in a manner prescribed by the Committee. In the case of an eligible employee who first becomes eligible to make Supplemental Savings Contributions for a calendar year during such calendar year, the required election shall be made at such time and in such manner as specified by the Committee but such election shall in all such cases be made prior to the payroll period to which the deferral of Pay relates. If a Supplemental Savings Participant revokes or modifies his election to participate in this Plan, his revocation or modification must be submitted to the Secretary of the Committee in writing prior to the beginning of the month in which the revocation or modification is to take effect. If a Supplemental Savings Participant revokes his election to make Supplemental Savings Contributions, he may not re-enroll as an active Supplemental Savings Participant during the remainder of the calendar year in which his revocation becomes effective. Any election by a Supplemental Savings Participant to re-enroll as an active Supplemental Savings Participant must be submitted in writing to the Secretary of the Committee prior to the beginning of the calendar year in which he wishes to re-enroll, and may re-enroll only to the extent he continues to be an employee eligible to make Supplemental Savings Contributions for such calendar year.

B.3 Treatment of Excess Savings Contributions and Supplemental Savings Contributions.

     When a Participant's Before-Tax Contribution made on his behalf of the Company or an Employer would become Excess Savings Contributions, no further such contributions shall be made to the Savings Plan. If the Savings Participant elects to participate in this Plan, his salary or wages shall be reduced by the amount of such Excess Savings Contributions represented by such Before-Tax Contributions, and there shall be established in the name of the Participant a reserve on the financial records of the Company to which the amounts of such Excess Savings Contributions and the amount of the Excess Savings Contribution representing Employer Matching Contributions with respect to such Before-Tax Contributions, shall be credited. When a Supplemental Savings Participant has elected to participate in the Supplemental Savings Contributions under this Plan, his salary and/or bonus shall be reduced by the amount of such Supplemental Savings Contributions and there shall be established a reserve on the financial records of the Company to which the amount of such Supplemental Savings Contributions shall be credited. Amounts to be credited to the reserve under this Section B.3 shall be credited during the month in which such Excess Savings Contributions would otherwise have been contributed to the Savings Plan or the Pay represented by such Supplemental Savings Contribution would have been received. This reserve shall be credited with interest in accordance with Section B.5 below.

B.4  Treatment of Excess Profit Sharing Contributions.

     When Profit Sharing Contributions to be made on behalf of a Savings Participant would be Excess Profit Sharing Contributions, no further such contributions shall be made to the Savings Plan. There shall be established a reserve in the name of the Participant on the financial records of the Company to which the amounts equal to the amount of such Excess Profit Sharing Contributions shall be credited as of the last day of the Plan Year. This reserve shall be credited with earnings in accordance with Section B.5 below.

B.5  Earnings Credit.

     Effective with the end of the 1993 Plan Year, the Company shall at the end of each calendar quarter beginning with the first quarter of 1994 credit each reserve established and maintained pursuant to Section B.3 or B.4 above with earnings pursuant to this Section B.5, until such time as complete payment of the amount of such reserve has been made:

     (a) Prior to the establishment of a Nonqualified Trust, the earnings to be credited to the reserve shall be based upon the balance of the reserve as of the first day of such calendar quarter and an interest rate for the quarter equivalent to the rate which is the average of the prime rate as of the first and last business days of the quarter as reported by The Wall Street Journal (Midwest Edition).

     (b) Upon the establishment of a Nonqualified Trust, the earnings to be credited to the reserve from time to time shall reflect the earnings, losses, appreciation and depreciation on the assets held in the Nonqualified Trust which are attributable to the reserve established for the Participant pursuant to Section B.3 or B.4 above.

B.6  Loans Prohibited.

     No loans shall be permitted to any Participant of any amounts reserved by the Company for his account under this Plan. No amount reserved by the Company for a Participant under this Plan shall be considered as part of the Participant's Savings Plan account balance for purposes of determining the maximum loan that can be borrowed from the Savings Plan.

B.7  Vesting.

     A Participant's interest in the reserve established for him which represents his Excess Savings Contribution and/or Supplemental Savings Contribution shall be nonforfeitable. A Participant's interest in the reserves established for him representing his excess Profit Sharing Contributions shall become nonforfeitable at such times and in such percentages as they would had they been made to the Savings Plan. Except to the extent otherwise provided by the Committee, even though a Participant's interests in this Plan shall become nonforfeitable, such Participant shall remain a general creditor of the Company with respect to such reserves and shall not have any security or other interest in any assets of the Company, or any other Employer, due to or arising from the fact that some or all of his interest in the reserve shall have become nonforfeitable.

B.8  Savings and Profit Sharing Plan Percentage of Pay Changes.

     A Participant may change the portion of his Pay that will be deferred under this Plan as Excess Savings Contributions by changing the percentage of his Pay he wishes to contribute to the Savings Plan. The change (including the effective date of the change) shall be governed by the relevant Savings Plan provisions.

B.9  Distribution at Retirement or Termination.

     Amounts reserved for a Participant shall not be paid until a Participant terminates employment with the Company and all subsidiaries, retires, dies or becomes disabled, whichever event shall occur first. The value of the Participant's reserves under this Plan shall be determined as of the Valuation Date next following such termination of employment, retirement, death or disability. Such value shall be paid to him or his beneficiaries in five annual installments commencing on the Payment Date next following such Valuation Date; provided, however, that if a Participant has requested that the value of his reserves be paid in a single sum or in up to ten annual installments, in accordance with such prior written notice requirements as the Committee may adopt in its sole discretion, then the value of his reserves shall be paid in such other manner or time. Notwithstanding the preceding provisions of this Section B.9, a Participant may request from the Committee a different form and commencement date for the payment of the value of his reserves, including, but not limited to an immediate distribution of the value of his reserves in a single sum as promptly as practicable after his termination of employment. The Committee shall have the sole authority to approve such immediate distribution. Any immediate distribution shall be equal to the value of the Participant's reserves as of the last day of the calendar quarter in which the later of the termination of employment or approval of the request occurs and shall be paid as promptly as practicable but in no event later than 45 days after such last day of the calendar quarter. Notwithstanding the foregoing, the Committee, in its sole discretion, shall establish a commencement date for the payment of benefits, the deductibility of which may be limited by Code Section 162(m), as the earliest Payment Date upon which such limitations would not apply.

B.10  Distribution of Amounts Attributable to Excess Profit Sharing
Contributions.

     Notwithstanding anything in this Nonqualified Savings and Profit Sharing Plan to the contrary:

     (a) The portion of the amount to be credited to a Participant hereunder as an Excess Profit Sharing Contribution for the Plan Year then ended pursuant to Section B.4 which would be nonforfeitable as of the end of such Plan Year shall, in lieu of crediting such amount to a reserve under said Section B.4, be paid to the Participant within 45 days or as soon as practicable thereafter of the December 31 with respect to which such amount was determined, together with that portion of the reserves for the Participant as of such December 31 which are attributable to the portion of his Excess Profit Sharing Contributions (including interest credited thereon) which became nonforfeitable during such Plan Year, but had not theretofore distributed.

     (b) Effective with the end of the 1993 Plan Year, the amount, if any, payable to a Participant pursuant to paragraph (a) above shall not be paid to such Participant as described in said paragraph (a) if all or any portion thereof is attributable to amounts other than Annual Additions in excess of the
Section 415 Limitation, but shall instead be credited and payable to the Participant or his Beneficiary in accordance with this paragraph (b):

               (1) The amount, if any, attributable to the 1993 Plan Year shall be credited to a reserve contemplated by Section B.4. Such amount shall be credited to the reserve as of December 31, 1993.

               (2) The amount, if any, attributable to the 1994 Plan Year and each Plan Year thereafter, shall be paid to the Participant in accordance with paragraph (a) above unless the Participant has elected to have such amount credited to the reserve described in subparagraph (1) above. The election to have such amount credited to the reserve shall be made on such form and in such manner as the Committee shall prescribe and shall be filed with the Committee prior to the beginning of the Plan Year to which the amount is attributable. Once made, an election to have such amount credited to the reserve shall remain in effect for subsequent Plan Years unless the election is revoked by the Participant prior to the beginning of the applicable Plan Year. Any such revocation shall be made on the form and in the manner prescribed by the Committee. In the case of a Participant for whom it was not foreseen prior to the beginning of the Plan Year that he would become a Savings Participant described in this paragraph (b) with respect to such Plan Year, the election to have the amount attributable to that Plan Year credited to a reserve may be made by such Participant at such time and in such manner as specified by the Committee, but such election shall in all cases be made prior to the last day of the Plan Year.

                          FIRST MIDWEST BANCORP, INC.
                NONQUALIFIED PENSION PLAN, NONQUALIFIED SAVINGS
                          AND PROFIT SHARING PLAN AND
                   NONQUALIFIED EMPLOYEE STOCK OWNERSHIP PLAN
                   ------------------------------------------

                                      PART C

                               Nonqualified ESOP
                               -----------------

C.1  Definitions.

     Except as defined otherwise herein, all words with initial capitals shall have the same meaning as in the ESOP, whether or not such words are capitalized in the Savings Plan.

     (a) "ESOP Participant" shall mean a Participant with respect to whom Excess ESOP Contributions are made during a Plan Year.

     (b) "Excess ESOP Contribution" shall mean the amount of Employer Contribution with respect to a Plan Year which, if contributed by the Company or an Employer under the ESOP would: (i) constitute an Annual Addition in excess of the Section 415 Limitation, (ii) be made with respect to Pay determined without regard to the Code Section 401(a)(17) limitation on Pay set forth in the ESOP or Excess Savings Contributions under the Nonqualified Savings Plan; and/or
(iii) be made with respect to Pay attributable to an Eligibility Period which is not otherwise considered Pay under the ESOP, provided that this paragraph
(b)(iii) shall only apply to the extent recommended by the Company's Retirement and Benefit Plans Administration Committee and approved by the Committee in connection with the employee's commencement of employment with the Company or another Employer.

     (c) "Pay" shall mean Compensation (determined before application of the Compensation Limitation, the amount of Excess Savings Contributions and/or Supplemental Savings Contributions under the Nonqualified Savings Plan or, in the case of a Participant described in paragraph (b)(iii) of this Section C.1, before application of any exclusion of Compensation earned during an Eligibility Period).

     (d) "Payment Date" shall mean March 1 of each calendar year.

     (e) "Valuation Date" shall mean December 31 of each calendar year.

C.2  Participation.

     A Participant shall be an ESOP Participant with respect to any Plan
Year in which Excess ESOP Contribution arises with respect to such Participant.

C.3  Treatment of Excess ESOP Contributions.

     When Employer Contributions to be made on behalf of an ESOP Participant would be Excess ESOP Contributions, no further such contributions shall be made to the ESOP. There shall be established a reserve in the name of the Participant on the financial records of the Company to which the amounts equal to the amount of such Excess ESOP Contributions shall be credited as of the last day of the Plan Year. This reserve shall be credited with interest in accordance with Section C.4 below.

C.4  Earnings Credit.

     Effective with the end of the 1993 Plan Year, the Company shall at the end of each calendar quarter beginning with the first quarter of 1994 credit each reserve established and maintained pursuant to Section C.3 above with earnings pursuant to this Section C.4, until such time as complete payment of the amount of such reserve has been made:

     (a) Prior to the establishment of a Nonqualified Trust, the earnings to be credited to the reserve shall be based upon the balance of the reserve as of the first day of such calendar quarter and an interest rate for the quarter equivalent to the rate which is the average of the prime rate as of the first and last business days of the quarter as reported by The Wall Street Journal (Midwest Edition).

     (b) Upon the establishment of a Nonqualified Trust the earnings to be credited to the reserve from time to time shall reflect the earnings, losses, appreciation and depreciation on the assets held in the Nonqualified Trust which are attributable to the reserve established for the Participant pursuant to Section C.3 above.

C.5  Vesting.

     A Participant's interest in the reserve established for him which represents his Excess ESOP Contribution shall be nonforfeitable. Except to the extent otherwise provided by the Committee, even though a Participant's interest in this Plan shall become nonforfeitable, such Participant shall remain a general creditor of the Company with respect to such reserves and shall not have any security or other interest in any assets of the Company, or any other Employer, due to or arising from the fact that some or all of his interest in the reserve shall have become nonforfeitable.

C.6  Distribution at Retirement or Termination.

     Amounts reserved for a Participant shall not be paid until a Participant terminates employment with the Company and all subsidiaries, retires, dies or becomes disabled, whichever event shall occur first. The value of the Participant's reserves under this Plan shall be determined as of the Valuation Date next following such termination of employment, retirement, death or disability. Such value shall be paid to him or his beneficiaries in five annual installments commencing on the Payment Date next following such Valuation Date; provided, however, that if a Participant has requested that the value of his reserves be paid in a single sum or in up to ten annual installments, in accordance with such prior written notice requirements as the Committee may adopt in its sole discretion, then the value of his reserves shall be paid in such other manner or time. Notwithstanding the preceding provisions of this Section C.6, a Participant may request from the Committee a different form and commencement date for the payment of the value of his reserves, including, but not limited to an immediate distribution of the value of his reserves in a single sum as promptly as practicable after his termination of employment. The Committee shall have the sole authority to approve such immediate distribution. Any immediate distribution shall be equal to the value of the Participant's reserves as of the last day of the calendar quarter in which the later of the termination of employment or approval of the request occurs and shall be paid as promptly as practicable but in no event later than 45 days after such last day of the calendar quarter. Notwithstanding the foregoing, the Committee, in its sole discretion, shall establish a commencement date for the payment of benefits, the deductibility of which may be limited by Code Section 162(m), as the earliest Payment Date upon which such limitations would not apply.

C.7  Distribution of Amounts Reserved.

     Notwithstanding anything in this Nonqualified ESOP to the contrary:

     (a) The amount which would have been credited to a Participant hereunder as an Excess ESOP Contribution for the Plan Year then ended pursuant to Section C.3 shall, in lieu of crediting such amount to a reserve under said Section C.3, be paid to the Participant within 45 days of the December 31 with respect to which such amount was determined or as soon as practicable thereafter.

     (b) Effective with the end of the 1993 Plan Year, the amount, if any, payable to a Participant pursuant to paragraph (a) above shall not be paid to such Participant as described in such paragraph (a) if all or any portion thereof is attributable to amounts other than Annual Additions in excess of the
Section 415

Limitation, but shall instead be credited and payable to the Participant or his Beneficiary in accordance with this paragraph (b):

               (1) The amount, if any, attributable to the 1993 Plan Year shall be credited to a reserve contemplated by Section C.3. Such amount shall be credited to the reserve as of December 31, 1993.

               (2) The amount, if any, attributable to the 1994 Plan Year and each Plan Year thereafter, shall be paid to the Participant in accordance with paragraph (a) above unless the Participant has elected to have such amount credited to the reserve described in subparagraph (1) above. The election to have such amount credited to the reserve shall be made on such form and in such manner as the Committee shall prescribe and shall be filed with the Committee prior to the beginning of the Plan Year to which the amount is attributable. Once made, an election to have such amount credited to the reserve shall remain in effect for subsequent Plan Years unless the election is revoked by the Participant prior to the beginning of the applicable Plan Year. Any such revocation shall be made on the form and in the manner prescribed by the Committee. In the case of a Participant for whom it was not foreseen prior to the beginning of the Plan Year that he would become an ESOP Participant described in this paragraph (b) with respect to such Plan Year, the election to have the amount attributable to that Plan Year credited to a reserve may be made by such Participant at such time and in such manner as specified by the Committee, but such election shall in all cases be made prior to the last day of the Plan Year.

                                   * * * * *

     The foregoing First Midwest Bancorp, Inc. Nonqualified Retirement Plan, as Amended and Restated Effective as of January 1, 1998, is hereby adopted and approved by the undersigned officer of the Company, duly authorized by actions of the Board of Directors of the Company on November 19, 1997 and February 18, 1998.


                                        DONALD J. SWISTOWICZ
                                        ---------------------------------
                                        Executive Vice President